UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: January 17, 2002

                            ENERGIZER HOLDINGS, INC.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

              MISSOURI            1-15401         No. 43-1863181

         (State or Other       (Commission        (IRS Employer
          Jurisdiction of       File Number)      Identification
          Incorporation)                             Number)


             533 MARYVILLE UNIVERSITY DRIVE, ST. LOUIS, MO     63141
-------------------------------------------------------------------------------
   (Address of Principal Executive Offices)              (Zip Code)

                                 (314) 985-2000
                               -------------------
              (Registrant's telephone number, including area code)


ITEM  5.  OTHER  EVENTS

Energizer Holdings, Inc. (Energizer) operations are managed via four geographic segments. In the past, each segment has reported profit from its intersegment sales in its own segment results. Changes in intersegment profit captured in inventory and not yet sold to outside customers were recorded in general corporate expenses. Due to increased levels of intersegment sales related to production consolidation, and in light of Energizer's current management objectives and structure, Energizer believes the exclusion of intersegment profit in segment results is a more appropriate view of its operating segments.

Beginning in fiscal 2002, Energizer will report segment results reflecting all profit derived from each outside customer sale in the region in which the customer is located. Profit on sales to other segments will no longer be reported in the selling region. As a result, segments with manufacturing capacity that are net exporters to other segments will show lower segment profit than in the past. Segments that are net importers of Energizer manufactured product will show higher segment profit than in the past.

The following tables reconcile historical segment results for fiscal 2001 by quarter, reflecting the new segment view. The tables also show adjustments made (as shown in Energizer's Annual Report on Form 10K for the year ended September 30, 2001) related to the adoption of Emerging Issues Task Force (EITF) 00-14 and 00-25 regarding advertising and promotion and EITF 00-10 regarding shipping, handling and freight. (Dollars in millions.)




                                                        QUARTER ENDED DECEMBER 31, 2000
                                                        -------------------------------
                                                    Advertising     Shipping
                                                    & Promotion     & Handling      Segment
                                                     Reclass-       Reclass-        Reclass-
                                    Historical      ification      ification       ification       Total
                                    ----------      ---------      ---------       ---------        -----
Net Sales
---------
North America                           $328.4         $(8.8)         $ 6.1           $(1.0)       $324.7
Asia                                     100.9          (0.5)           1.1            (1.3)        100.2
Europe                                    86.2          (0.4)           1.9             1.6          89.3
S&C America                               43.2          (0.2)           1.4             0.7          45.1
                                       -------         ------         -----           ------       -------
   Total Customer Sales                 $558.7         $(9.9)         $10.5           $   -        $559.3

Profitability
-------------
North America                           $ 90.9         $   -          $   -           $(1.9)       $ 89.0
Asia                                      27.1             -              -            (2.3)         24.8
Europe                                     1.1             -              -             3.6           4.7
S&C America                                5.7             -              -             3.0           8.7
                                        -------        ------          -----          ------       -------
   Total segment profitability          $124.8         $   -          $   -           $ 2.4        $127.2
General corporate expenses                (4.0)            -              -            (2.4)         (6.4)
Research and development
 expenses                                (11.5)            -              -               -         (11.5)
                                        -------        ------          -----          ------       -------
   Operating profit before unusual
    items and amortization               109.3             -              -               -         109.3
Amortization                              (5.6)            -              -               -          (5.6)
Interest and other financial items       (11.0)            -              -               -         (11.0)
                                        -------        ------          -----          ------       -------
   Total earnings before
    income taxes                        $ 92.7         $   -          $   -           $   -        $ 92.7
                                        =======        ======          =====          ======       =======



                                                        QUARTER ENDED MARCH 31, 2001
                                                        ----------------------------
                                                    Advertising     Shipping
                                                   & Promotion      & Handling    Segment
                                                     Reclass-       Reclass-      Reclass-
                                   Historical       ification      ification     ification        Total
                                   ----------       ---------      ---------     ---------        -----
Net Sales
---------
North America                          $188.8          $(4.2)           $4.4         $   -       $189.0
Asia                                     78.7           (0.4)            0.9          (1.1)        78.1
Europe                                   54.3           (0.3)            1.9           0.9         56.8
S&C America                              30.1           (0.1)            0.9           0.2         31.1
                                      -------         ------            ----         ------      -------
   Total Customer Sales                $351.9          $(5.0)           $8.1         $   -       $355.0

Profitability
-------------
North America                          $ 37.8          $   -            $  -         $(0.6)      $ 37.2
Asia                                     14.7              -               -             -         14.7
Europe                                   (7.0)             -               -           2.7         (4.3)
S&C America                               1.0              -               -           1.1          2.1
                                       -------         ------           ----         ------      -------
   Total segment profitability         $ 46.5          $   -            $  -         $ 3.2       $ 49.7
General corporate expenses              (10.9)             -               -          (3.2)       (14.1)
Research and
development expenses                    (11.1)             -               -             -        (11.1)
                                       -------         ------           ----         ------      -------
   Operating profit before
   unusual items and amortization        24.5              -               -             -         24.5
Amortization                             (5.7)             -               -             -         (5.7)
Interest and other
financial items                          (9.3)             -               -             -         (9.3)
                                       -------         ------           ----         ------      -------
   Total earnings before
    income taxes                       $  9.5          $   -            $  -         $   -       $  9.5
                                       =======         ======           ====         ======      =======




                                                         QUARTER ENDED JUNE 30, 2001
                                                         ---------------------------
                                                  Advertising       Shipping
                                                  & Promotion       & Handling      Segment
                                                    Reclass-        Reclass-        Reclass-
                                   Historical      ification       ification       ification          Total
                                   ----------      ---------      ---------        ---------          -----
Net Sales
---------
North America                          $192.9         $(5.4)           $3.6           $ 0.2          $191.3
Asia                                     74.8          (0.6)            0.8            (1.4)           73.6
Europe                                   51.4          (0.2)            1.1             0.8            53.1
S&C America                              27.5          (0.1)            1.4             0.4            29.2
                                      -------         ------           ----           ------         -------
   Total Customer Sales                $346.6         $(6.3)           $6.9           $   -          $347.2

Profitability
-------------
North America                          $ 21.4         $   -            $  -           $ 1.8          $ 23.2
Asia                                     17.5             -               -            (2.9)           14.6
Europe                                   (3.5)            -               -             2.4            (1.1)
S&C America                                 -             -               -             0.4             0.4
                                       -------        ------           ----           ------         -------
   Total segment profitability         $ 35.4         $   -            $  -           $ 1.7          $ 37.1
General corporate expenses                0.9             -               -            (1.7)           (0.8)
Research and development expenses       (11.8)            -               -               -           (11.8)
                                       -------        ------           ----           ------         -------
   Operating profit before
   unusual items and amortization        24.5             -               -               -            24.5
Intellectual property
 rights income                           20.0             -               -               -            20.0
Amortization                             (5.7)            -               -               -            (5.7)
Interest and other
 financial items                         (7.4)            -               -               -            (7.4)
                                        -------        ------           ----          ------         -------
   Total earnings before
    income taxes                       $ 31.4         $   -            $  -           $   -          $ 31.4
                                       =======        ======           ====           ======         =======



                                                        QUARTER ENDED SEPTEMBER 30, 2001
                                                        --------------------------------
                                                     Advertising      Shipping
                                                     & Promotion     & Handling      Segment
                                    Historical        Reclass-        Reclass-       Reclass-
                                      Method         ification       ification      ification       Total
                                    ----------       ---------       ---------      ---------       -----
Net Sales
---------
North America                          $ 265.6          $(5.9)            $5.1          $ 0.5      $ 265.3
Asia                                      73.0           (0.7)             1.0           (2.3)        71.0
Europe                                    64.2           (0.3)             1.6            1.0         66.5
S&C America                               28.1           (0.2)             1.2            0.8         29.9
                                      --------         ------             ----          ------     --------
   Total Customer Sales                $ 430.9          $(7.1)            $8.9          $   -      $ 432.7

Profitability
-------------
North America                          $  52.9          $   -             $  -          $ 0.1      $  53.0
Asia                                      16.5              -                -           (4.0)        12.5
Europe                                     6.8              -                -            0.5          7.3
S&C America                                0.4              -                -            1.7          2.1
                                      --------         ------             ----          ------     --------
   Total segment profitability         $  76.6          $   -             $  -          $(1.7)     $  74.9
General corporate expenses                (6.9)             -                -            1.7         (5.2)
Research and development expenses        (12.0)             -                -              -        (12.0)
                                      --------         ------             ----          ------     --------
   Operating profit before
   unusual items and amortization         57.7              -                -              -         57.7
Provision for goodwill impairment       (119.0)             -                -              -       (119.0)
Provisions for restructuring             (29.8)             -                -              -        (29.8)
Amortization                              (4.2)             -                -              -         (4.2)
Interest and other financial items        (6.8)             -                -              -         (6.8)
                                      --------         ------             ----          ------     --------
   Total earnings before
    income taxes                       $(102.1)         $   -             $  -          $   -      $(102.1)
                                       ========         ======            ====          ======     ========




                                                      YEAR ENDED SEPTEMBER 30, 2001
                                                      -----------------------------
                                                      Advertising      Shipping
                                                     & Promotion      & Handling     Segment
                                     Historical        Reclass-        Reclass-      Reclass-
                                       Method         ification       ification      ification       Total
                                     ----------       ---------       ---------      ---------       -----
Net Sales
---------
North America                          $  975.7         $(24.3)           $19.2         $(0.3)     $  970.3
Asia                                      327.4           (2.2)             3.8          (6.1)        322.9
Europe                                    256.1           (1.2)             6.5           4.3         265.7
S&C America                               128.9           (0.6)             4.9           2.1         135.3
                                      ---------        -------            -----         ------     --------
   Total Customer Sales                $1,688.1         $(28.3)           $34.4         $   -      $1,694.2

Profitability
-------------
North America                          $  203.0         $    -            $   -         $(0.6)     $  202.4
Asia                                       75.8              -                -          (9.2)         66.6
Europe                                     (2.6)             -                -           9.2           6.6
S&C America                                 7.1              -                -           6.2          13.3
                                      ---------        -------            -----         ------      -------
   Total segment profitability         $  283.3         $    -            $   -         $ 5.6      $  288.9
General corporate expenses                (20.9)             -                -          (5.6)        (26.5)
Research and development                                                                              (46.4)
expenses                                  (46.4)             -                -             -
                                       ---------       -------            -----         ------      -------
   Operating profit before
    unusual items and amortization        216.0              -                -             -         216.0
Provision for goodwill impairment        (119.0)             -                -             -        (119.0)
Provisions for restructuring              (29.8)             -                -             -         (29.8)
Intellectual property rights income        20.0              -                -             -          20.0
Amortization                              (21.2)             -                -             -         (21.2)
Interest and other financial items        (34.5)             -                -             -         (34.5)
   Total earnings before               ---------       -------            -----         ------      -------
    income taxes                       $   31.5         $    -            $   -         $ 0.0      $   31.5
                                       =========       =======            =====         ======     =========


The following tables reconcile historical consolidated results for fiscal 2001 by quarter to reflect adjustments made (as disclosed in Energizer's Annual Report on Form 10K for the year ended September 30, 2001) related to the adoption of EITF 00-14 and 00-25 regarding advertising and promotion and EITF 00-10 regarding shipping, handling and freight:



ENERGIZER  HOLDINGS,  INC.
STATEMENT  OF  EARNINGS
(DOLLARS  IN  MILLIONS)


                                                                                        Reclassified
                                        Quarter Ended    Advertising &    Shipping &    Quarter ended
                                         December 31,     Promotion        Handling     December 31,
                                             2000     Reclassification Reclassification     2000
                                             ----     ---------------- ----------------     ----
Net Sales . . . . . . . . . . . . . . . . .  $558.7          (9.9)          10.5            $559.3

Cost of products sold . . . . . . . . . . .   292.0                         19.6             311.6
Selling, general and administrative expense    92.3                         (9.1)             83.2
Advertising and promotion expense . . . . .    59.2          (9.9)                            49.3
Research and development expense. . . . . .    11.5                                           11.5
Interest expense. . . . . . . . . . . . . .     9.9                                            9.9
Other financing items, net. . . . . . . . .     1.1                                            1.1
                                             -------       ------         ------           -------
Earnings before Income Taxes. . . . . . . .    92.7            -              -               92.7

Income Taxes. . . . . . . . . . . . . . . .   (38.5)           -              -              (38.5)
                                             -------       ------         ------           -------

Net Earnings. . . . . . . . . . . . . . . .  $ 54.2        $   -          $   -             $ 54.2
                                             =======       ======         ======            =======


ENERGIZER  HOLDINGS,  INC.
STATEMENT  OF  EARNINGS
(DOLLARS  IN  MILLIONS)
                                                                                        Reclassified
                                        Quarter Ended    Advertising &    Shipping &    Quarter ended
                                           March 31,     Promotion        Handling        March 31,
                                             2001     Reclassification Reclassification     2001
                                             ----     ---------------- ----------------     ----
Net Sales . . . . . . . . . . . . . . . . .  $351.9          (5.0)           8.1           $355.0

Cost of products sold . . . . . . . . . . .   189.6             -           15.0            204.6
Selling, general and administrative expense   100.0             -           (6.9)            93.1
Advertising and promotion expense . . . . .    32.4          (5.0)                           27.4
Research and development expense. . . . . .    11.1                           -              11.1
Interest expense. . . . . . . . . . . . . .     8.8                                           8.8
Other financing items, net. . . . . . . . .     0.5                                           0.5
                                             -------       ------         ------           -------
Earnings before Income Taxes. . . . . . . .     9.5            -              -               9.5

Income Taxes. . . . . . . . . . . . . . . .    (3.9)           -              -              (3.9)
                                             -------       ------         ------           -------

Net Earnings. . . . . . . . . . . . . . . .  $  5.6        $   -          $   -            $  5.6
                                             =======       ======         ======           =======

ENERGIZER  HOLDINGS,  INC.
STATEMENT  OF  EARNINGS
(DOLLARS  IN  MILLIONS)
                                                                                        Reclassified
                                        Quarter Ended    Advertising &    Shipping &    Quarter ended
                                           June 30,       Promotion        Handling        June 30,
                                             2001     Reclassification Reclassification     2001
                                             ----     ---------------- ----------------     ----
Net Sales . . . . . . . . . . . . . . . . .  $346.6          (6.3)           6.9           $347.2

Cost of products sold . . . . . . . . . . .   201.6             -           14.2            215.8
Selling, general and administrative expense    77.4             -           (7.3)            70.1
Advertising and promotion expense . . . . .    37.0          (6.3)                           30.7
Research and development expense. . . . . .    11.8                           -              11.1
Intellectual property rights income           (20.0)                                        (20.0)
Interest expense. . . . . . . . . . . . . .     7.9                                           7.9
Other financing items, net. . . . . . . . .    (0.5)                                         (0.5)
                                             -------       ------         ------           -------
Earnings before Income Taxes. . . . . . . .    31.4            -              -              31.4

Income Taxes. . . . . . . . . . . . . . . .   (15.7)           -              -             (15.7)
                                             -------       ------         ------           -------

Net Earnings. . . . . . . . . . . . . . . .  $ 15.7        $   -          $   -            $ 15.7
                                             =======       ======         ======           =======

ENERGIZER  HOLDINGS,  INC.
STATEMENT  OF  EARNINGS
(DOLLARS  IN  MILLIONS)
                                                                                        Reclassified
                                        Quarter Ended    Advertising &    Shipping &    Quarter ended
                                        September 30,     Promotion        Handling     September 30,
                                             2001     Reclassification Reclassification     2001
                                             ----     ---------------- ----------------     ----
Net Sales . . . . . . . . . . . . . . . . .  $430.9          (7.1)           8.9           $432.7

Cost of products sold . . . . . . . . . . .   250.4             -           16.7            267.1
Selling, general and administrative expense    81.7             -           (7.8)            73.9
Advertising and promotion expense . . . . .    33.3          (7.1)                           26.2
Research and development expense. . . . . .    12.0                           -              12.0
Provision for goodwill impairment             119.0                                         119.0
Provision for restructuring                    29.8                                          29.8
Interest expense. . . . . . . . . . . . . .     6.6                                           6.6
Other financing items, net. . . . . . . . .     0.2                                           0.2
                                             -------       ------         ------           -------
Loss before Income Taxes    . . . . . . . .  (102.1)           -              -            (102.1)

Income Taxes. . . . . . . . . . . . . . . .   (12.4)           -              -             (12.4)
                                             -------       ------         ------           -------

Net Loss. . . . . . . . . . . . . . . . . $  (114.5)     $     -          $   -          $ (114.5)
                                             =======       ======         ======           =======

ENERGIZER  HOLDINGS,  INC.
STATEMENT  OF  EARNINGS
(DOLLARS  IN  MILLIONS)

                                                                                        Reclassified
                                          Year Ended    Advertising &     Shipping &      Year ended
                                        September 30,     Promotion        Handling     September 30,
                                             2001     Reclassification Reclassification     2001
                                             ----     ---------------- ----------------     ----
Net Sales . . . . . . . . . . . . . . . . .$1,688.1         (28.3)          34.4          $1,694.2

Cost of products sold . . . . . . . . . . .   933.6             -           65.5            999.1
Selling, general and administrative expense   351.4             -          (31.1)           320.3
Advertising and promotion expense . . . . .   161.9         (28.3)                          133.6
Research and development expense. . . . . .    46.4                           -              46.4
Provision for goodwill impairment             119.0                                         119.0
Provision for restructuring                    29.8                                          29.8
Intellectual property rights income           (20.0)                                        (20.0)
Interest expense. . . . . . . . . . . . . .    33.2                                          33.2
Other financing items, net. . . . . . . . .     1.3                                           1.3
                                             -------       ------         ------           -------
Earnings before Income Taxes. . . . . . . .    31.5            -              -              31.5

Income Taxes. . . . . . . . . . . . . . . .   (70.5)           -              -             (70.5)
                                             -------       ------         ------           -------

Net Loss. . . . . . . . . . . . . . . . . $  (39.0)     $     -          $   -          $   (39.0)
                                             =======       ======         ======           =======

                                   SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             ENERGIZER  HOLDINGS,  INC.




                            By: /s/ Daniel J. Sescleifer
                                Daniel  J.  Sescleifer
                                Executive Vice President and
                                Chief  Financial  Officer

Dated:  January  17,  2002